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                                                                    EXHIBIT 4(a)

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           REGENT COMMUNICATIONS, INC.

         Regent Communications, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that the Corporation was originally incorporated under the name "JS Communications, Inc." on November 4, 1996, and that its original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on the same date. The Corporation further certifies that the Corporation changed its named from JS Communications, Inc. to Regent Communications, Inc. upon the filing with the Secretary of State of Delaware of a Certificate of Amendment on May 16, 1997. The Corporation further certifies that this Amended and Restated Certificate of Incorporation amends and restates the provisions previously filed with the Secretary of State of the State of Delaware.

         FIRST: Name. The name of the Corporation is Regent Communications, Inc.

         SECOND: Registered Office and Registered Agent. The registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The Registered Agent at the same address is The Corporation Trust Company.

         THIRD: Purposes. The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: Capital Stock.

         A. Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, consisting of a class of Thirty Million (30,000,000) shares of Common Stock, par value of $.01 per share, and a class of Twenty Million (20,000,000) shares of Preferred Stock, par value of $.01 per share.

         B. Common Stock. The Common Stock shall have full voting rights and other characteristics of common stock recognized under the General Corporation Law of the State of Delaware subject to the rights and preferences of Preferred Stock; provided, however, in the event the Corporation holds (directly or indirectly) a license or franchise from the Federal Communications Commission to conduct its business and such license or franchise is conditioned upon some or all of the holders of its capital stock possessing prescribed qualifications, such Common Stock and the Preferred Stock shall be subject to redemption by the Corporation, to the extent necessary to prevent the loss of such license or franchise or to reinstate it, for cash, property or rights, including other securities of the Corporation, at such time or times as the Board of Directors determines upon notice and following the same procedures as are applicable to redemption of Preferred Stock at a redemption price equal to the
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greater of the amount of its liquidation preference or its fair market value;
and provided further, that the Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of a series of Common Stock designated Series B Common Stock consisting of such number of shares constituting said series as the Board of Directors shall determine from time to time, each share to be convertible at any time at the option of the holder in the same manner and subject to the same conditions as were applicable to a voluntary conversion of the Series D Convertible Preferred Stock set forth in Section 7 of Subpart G of this Article FOURTH into one share of Common Stock (subject to equitable adjustment for stock splits, reverse stock splits, common stock dividends and the like), and such Series B Common Stock, having the restricted voting rights applicable to the Series D Convertible Preferred Stock set forth in Section 3 of Subpart G of this Article FOURTH and constituting the series of Common Stock issuable upon a mandatory conversion of the Series D Convertible Preferred Stock pursuant to
Section 7[c][i] of Subpart G of this Article FOURTH, and by filing a certificate pursuant to the applicable law of the State of Delaware to fix the number of shares to be included in such Series B Common Stock and to set forth the restricted voting and conversion rights thereof.

         C. Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  [1] The number of shares constituting that series and the distinctive designation of that series;

                  [2] The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  [3] Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  [4] Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                  [5] Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  [6] Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;


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                  [7] The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

                  [8] Any other relative rights, preferences and limitations of that series.

         D. Designation of Series A Convertible Preferred Stock. A series of the Preferred Stock of the Corporation is hereby created and authorized, and the designations, amount and stated value of such series of Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are as follows:

         SECTION 1. DESIGNATION, AMOUNT AND STATED VALUE.

         The shares of such series shall be designated as "Series A Convertible Preferred Stock" (the "Series A Preferred") and the number of shares constituting such series shall be 620,000 shares. The stated value of the Series A Preferred shall be $5 per share, the original per share issue price (the "Stated Value").

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         The holders of shares of the Series A Preferred shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for such purpose, cumulative dividends payable quarterly in cash on the first business day of January, April, July and October (each such date being referred to herein as a "Quarterly Dividend Payment Date"), accruing commencing with the date of issue of such shares, on shares of the Series A Preferred at the rate of $.35 per share per annum. No interest shall be paid on accrued but unpaid dividends.

         SECTION 3. VOTING RIGHTS.

         In addition to voting rights required by law or by this Amended Certificate of Incorporation, as amended or restated from time to time (the "Certificate of Incorporation"), subject to restrictions contained in this Certificate of Incorporation the holders of Series A Preferred shall be entitled to vote on all matters submitted to a vote of the Corporation's stockholders. Except as otherwise required by law or provided by this Certificate of Incorporation or by the Board of Directors pursuant to Subpart C of this Article FOURTH, the holders of the Series A Preferred, shall vote together with the holders of all other series of the Corporation's voting preferred stock and the holders of the Corporation's Common Stock as one class with one vote per share (in the case of Preferred Stock, subject to adjustments as provided in Section 7 below and if convertible into Common Stock, one vote per share of Common Stock into which such convertible Preferred Stock is then convertible) on all matters submitted to a vote of the Corporation's stockholders.

         SECTION 4. CERTAIN RESTRICTIONS.

         Whenever dividends payable on the Series A Preferred as provided in
Section 2 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the Series A Preferred outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for


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consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any such junior stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except dividends paid ratably on the Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled,
(C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the Series A Preferred or in satisfaction of contractual obligations to do so entered into with the written consent of the holders of a majority of outstanding shares of Series A Preferred (including, without limitation, in satisfaction of the provisions contained in the Stockholders' Agreement), or (D) purchase or otherwise acquire for consideration any shares of the Series A Preferred, or any shares of stock ranking on a parity with the Series A Preferred except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes, or except pursuant to the provisions of the Stockholders' Agreement. As used in this Amended and Restated Certificate of Incorporation, the term "Stockholders' Agreement" shall mean that certain Second Amended and Restated Stockholders' Agreement, dated in June, 1998, among the Corporation and certain of its stockholders, as the same may be further amended, restated or modified from time to time. All references to the Stockholders' Agreement shall be applicable as long as the Stockholders' Agreement remains in effect.

         SECTION 5. REACQUIRED SHARES.

         Any shares of the Series A Preferred which have been converted to Common Stock or have been purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or otherwise in accordance with Delaware General Corporation Law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of the Series A Preferred unless, prior thereto, the holders of the Series B Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (B) to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred unless, prior thereto, the holders of Series A Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (C) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except distributions made ratably on the Series A Preferred and all other such parity stock in


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proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 7. CONVERSION.

                  [a] Optional Conversion. Subject to the provisions for adjustment hereinafter set forth, each share of the Series A Preferred shall be convertible at any time at the option of the holder thereof, in the manner hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] Mandatory Conversion. Subject to the provisions for adjustment set forth in this Section 7, each share of the Series A Preferred shall be convertible at the option of the Board of Directors, under the conditions hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation. The Board of Directors of the Corporation may require conversion of all shares of the Series A Preferred into shares of Common Stock in preparation for or upon any of the following:

                           [i] A public offering of equity securities of the
                  Corporation of at least $10,000,000 in gross proceeds;

                           [ii] A private placement of equity securities of the
                  Corporation of at least $25,000,000 in gross proceeds;

                           [iii] A private placement of equity securities of the
                  Corporation of at least $10,000,000 in gross proceeds under circumstances where the investor(s) reasonably believe the conversion of the Series A Preferred is necessary to achieve its (their) investment objectives;

                           [iv] A merger of the Corporation with another
                  corporation or other entity, whether or not the Corporation is a survivor of such transaction whereby as a result the stockholders of the Corporation hold less than 50% of the outstanding capital stock of the surviving entity; or

                           [v] An acquisition of equity securities of the
                  Corporation in one transaction or in a series of related transactions which results in a transfer of majority voting control of the Corporation.

                  [c] The number of shares of Common Stock into which each share of the Series A Preferred is convertible shall be adjusted from time to time as follows:

                           [i] In case the Corporation shall at any time or from
                  time to time after the issuance of such share of Series A Preferred declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise), then, and in each such case, the number of shares of Common Stock into which each share of the Series A Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying


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                  (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of
                  (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph [c][i] shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           [ii] In case the Corporation at any time or from time
                  to time after the issuance of such share of Series A Preferred shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series A Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph b(ii] shall become effective at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                           [iii] In case the Corporation after the issuance of
                  such share of Series A Preferred shall: (A) issue any options, warrants, or other rights (excluding those issued in exchange for options to purchase common stock in Faircom Inc. pursuant to the terms of a merger, and excluding options to purchase Common Stock issued to management of the Corporation exercisable for up to the lesser of 2,000,000 shares of Common Stock (subject to adjustment pursuant to provisions applicable to the options in the case of stock splits, reverse stock splits and the like) or that number of shares of Common Stock equal to fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock and other equity securities of the Corporation exercisable for the purchase of, or convertible into, Common Stock computed on a fully-diluted basis) entitling the holder thereof to subscribe for, or purchase, Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Corporation for such options, warrants, or other rights, is less than the then fair market value per share of the Common Stock at the date of such issuance; (B) issue or sell securities of the Corporation convertible into, or exchangeable for, Common Stock at a price per share which, when added to the amount of consideration received or receivable, from the Corporation for such exchangeable or convertible securities, is less


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                  than the then fair market value of a share of Common Stock at the date of such issuance; or (C) issue or sell additional shares of Common Stock for consideration representing less than the then fair market value of the Common Stock at the date of such issuance; then the number of shares of Common Stock into which each share of the Series A Preferred is convertible shall be adjusted so that, thereafter, until further adjusted, the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (w) the number of shares of Common Stock into which such shares are convertible immediately prior to the occurrence of such event by (x) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of additional shares of Common Stock issuable upon exercise of such options, warrants, or rights, or exchangeable or convertible securities, or the additional number of shares of Common Stock issued at such time, and the denominator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock that either (y) the sum of the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such options, warrants, or rights, or upon conversion or exchange of such convertible securities, and the aggregate amount of consideration, if any, received or receivable by the Corporation for such options, warrants, or rights, or convertible or exchangeable securities, or (z) the aggregate consideration received in connection with the sale of shares of its Common Stock for less than the then fair market value, as the case may be, would purchase at the then fair market value.

                           [iv] In the event that, at any time, or from time to
                  time, after the issuance such share of the Series A Preferred, the Common Stock issuable upon conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then, and in any such event, each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

                           [v] If at any time, or from time to time after the
                  issuance such share of the Series A Preferred there is a capital reorganization of the Common Stock other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
                  7) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all, or substantially all, of the Corporations' properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive upon conversion of the Series A Preferred the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger,

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                  consolidation, or sale. In any such case, appropriate
                  adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series A Preferred after the reorganization, merger, consolidation, or sale to the end that the provisions of this
                  Section 7 shall be applicable after that event and be as nearly equivalent as may be practicable.

                           [vi] Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges which caused an adjustment pursuant to this Section 7 to be made, if any thereof shall not have been exercised, the number of shares of Common Stock into which each share of the Series A Preferred is convertible shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised.

                  [d] If any adjustment in the number of shares of Common Stock into which each share of the Series A Preferred may be converted required pursuant to this Section 7 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the Series A Preferred is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the Series A Preferred is then convertible; provided that any such adjustments carried forward shall be made immediately following receipt of notice from a holder of the intent to convert all or a portion of the Series A Preferred such that upon conversion the holder shall receive such number of shares of Common Stock as such holder is entitled, taking into account all adjustments required by this Section
         7. All calculations under this paragraph [d] shall be made to the nearest one-hundredth of a share.

                  [e] Subject to the limitation in Section 7[h] below, the holder of any shares of the Series A Preferred may convert such shares into shares of Common Stock pursuant to paragraph [a] of this Section 7 by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series A Preferred to be converted (or if such certificate or certificates cannot be found, an affidavit of lost securities in form and substance acceptable to the Corporation) accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if


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         applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which the holder of the Series A Preferred so converted shall be entitled and (ii) if less than the full number of shares of the Series A Preferred evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series A Preferred to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [g] below,, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [f] The Series A Preferred shall convert to Common Stock of the Corporation pursuant to paragraph [b] of this Section 7 automatically upon notice in writing to the stockholders, including all holders of the Series A Preferred, setting forth the date of such conversion and the material terms of the triggering event. As promptly as practicable after such notice, and in any event within five business days after the surrender of certificates for the Series A Preferred (if required by the Board of Directors), the Corporation shall deliver or cause to be delivered to each holder of Series A Preferred certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which such holder of the Series A Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date set forth in such notice of mandatory conversion so that the rights of the holder thereof shall cease with or without surrender of certificates for the Series A Preferred, except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [g] below,, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [g] Upon conversion of any shares of the Series A Preferred pursuant to paragraphs [a] or [b] of this Section 7, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series A Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series A Preferred entitled to receive payment of such dividend.

                  [h] Shares of the Series A Preferred may not be converted after the close of business on the third business day preceding the Redemption Date pursuant to Section 8.

                  [i] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series A Preferred.

                  [j] For purposes of this Section, "fair market value" shall be as determined by the Board of Directors in such manner as they shall deem appropriate in their discretion, unless the holder(s) of more than twenty-five percent (25%) of the outstanding shares of Preferred Stock


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         of the Corporation demand in good faith and in writing that "fair market value" be determined by an appraiser who shall be mutually acceptable to the Board of Directors and such holders, whose determination shall be binding and whose fees and expenses shall be paid by the Corporation.

                  [k] The provisions in paragraph [c][ii] above shall not apply to, and no adjustment shall be made as a result of, a reverse stock split of Common Stock made by the Corporation on December 1, 1997.

         SECTION 8. REDEMPTION.

                  [a] The Corporation may, at the election of its Board of Directors, at any time or from time to time, redeem the whole or part of the Series A Preferred, at the Stated Value, plus an amount equal to all unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of redemption. In case the Corporation shall elect to redeem less than all the Series A Preferred, the Corporation shall select pro rata the shares so to be redeemed, except that if the Board of Directors determines in its reasonable business judgment that to do so by lot would be in the best interests of the Corporation, then the shares so to be redeemed shall be selected by lot in such manner as shall be prescribed by the Board of Directors.

                  [b] Notice of every such redemption shall be mailed, first class postage prepaid, not less than thirty (30) nor more than sixty
         (60) days prior to the date fixed for redemption ("Redemption Date"), to each holder of record of the shares to be redeemed, at his or her address as the same appears on the record of stockholders; but neither failure to mail any such notice to one or more such holders nor any defect in any such notice shall affect the sufficiency of the proceedings for redemptions as to other holders. Each such notice shall state the Redemption Date; the number of shares of Series A Preferred to be redeemed, and, if less than all the shares of Series A Preferred held by such holder are to be redeemed, the manner of selecting by lot the shares to be redeemed; the place or places where such shares are to be surrendered for payment; that dividends on the shares to be redeemed will cease on such Redemption Date; and the effect of such redemption on the right of conversion.

                  [c] Notice having been mailed as aforesaid, from and after the Redemption Date, all dividends on the shares so called for redemption shall cease to accrue, said shares shall no longer be deemed to be outstanding, all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment for the shares, the right to receive declared dividends pursuant to Section 7[g] above, and the right to convert such shares into shares of Common Stock of the Corporation until the close of business on the third business day preceding the Redemption Date, as provided in Section 7) shall cease, and, upon surrender in accordance with said notice of the certificates for any such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require), such shares shall be redeemed by the Corporation in accordance with this Section 8. In connection with the determination of the amount of dividends accruing with respect to any conversion in the period between a notice of redemption and the Redemption Date, on a date which is not a Quarterly Dividend Payment Date, the amount of any such dividends shall be prorated based upon the number of days which have elapsed since the immediately preceding Quarterly Dividend Payment Date (excluding such Quarterly Dividend Payment Date itself).

         SECTION 9. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which the shares of the Series A Preferred are convertible is adjusted as provided in Section 7, the Corporation will (A) promptly compute such adjustment and furnish to each transfer agent for the Series A Preferred a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series A Preferred is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the Series A Preferred a notice stating that the number of shares into which the shares of Series A Preferred are convertible has been adjusted and setting forth the new number of shares into which each share of the Series A Preferred is convertible as a result of such adjustment and when such adjustment will become effective. Notwithstanding the foregoing, the Corporation shall incur no liability for its failure to take any action set forth in this Section 9, nor shall such failure affect the validity, rights or preferences of any shares of the Series A Preferred.

         SECTION 10. RANKING.

         The Series A Preferred shall rank senior to the Common Stock and any other series of Preferred Stock of the Corporation hereafter created (except for the Series B Preferred, which shall rank senior to the Series A Preferred, and except for the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, and any other series of Preferred Stock which the Board of Directors shall establish and designate to rank equal therewith pursuant to Subpart C of this Article FOURTH, with which it shall rank equal), as to the payment of dividends and the distribution of assets and rights upon liquidation, dissolution or winding up of the Corporation.

         SECTION 11. DIRECTORSHIP.

         The holders of the Series A Preferred, as a class, shall be entitled to be represented on the Board of Directors by one Director (the "Series A Director") who, upon nomination by such holders, as a class, will stand for election by voting by the holders of the Preferred Stock (subject to limitations in this Article FOURTH or established by the Board of Directors pursuant to Section C of this Article FOURTH) and holders of Common Stock together, except under circumstances where the number of individuals nominated for election exceeds the number of Directors to be elected. In the event the number of individuals nominated for election exceeds the number of Directors to be elected then the holders of the Series A Preferred shall have the sole right to vote for, elect and remove the individual nominated by them, as a class, to serve as the Series A Director, and in such event the further right to vote for, elect or remove any of the other Directors who are not to be elected solely by the holders of another class or series of Preferred Stock. The Series A Director, upon being elected, will serve for the same term and have the same voting powers as other Directors. In addition, the Series A Director shall serve as a member of the Compensation, Audit, and Nominating Committees of the Board of Directors (or any other committee of the Board performing such functions), which Committees will be composed of at least one Director, in addition to the Series A Director, who is not an employee of the Corporation.

         E. Designation of Series B Senior Convertible Preferred Stock. A series of the Preferred Stock of the corporation is hereby created and authorized, and the designations, amount and stated value of such series of Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are as follows:

         SECTION 1. DESIGNATION, AMOUNT AND STATED VALUE.

         The shares of such series shall be designated as Series B Senior Convertible Preferred (the "Series B Preferred") and the number of shares constituting such series shall be 1,000,000 shares. The stated value of the Series B Preferred shall be $5 per share, the original per share issue price (the "Stated Value").

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         The holders of shares of the Series B Preferred shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for such purpose, cumulative dividends payable quarterly in cash on the first business day of January, April, July and October (each such date being referred to herein as a "Quarterly Dividend Payment Date"), accruing commencing with the date of issue of such shares, on shares of the Series B Preferred at the rate of $.35 per share per annum; provided, however, such rate shall be increased to $.45 per share per annum immediately upon but only for the period during which the ratio of (a) the sum of (i) the Corporation's Consolidated Total Debt plus (ii) the aggregate Stated Value of the then outstanding shares of Series B Preferred to (b) the Corporation's Adjusted Consolidated Operating Cash Flow for any four fiscal quarter period ending as of the last day of any fiscal quarter of the Corporation exceeds, as a result of the incurrence by the Corporation of additional debt, 7.75 to 1.00. No interest shall be paid on accrued but unpaid dividends. For purposes of this Section, the terms "Consolidated Total Debt" and "Adjusted Consolidated Operating Cash Flow" shall have the meanings given those terms in that certain Credit Agreement, dated as of November 14, 1997, as amended through June 11, 1998, among the Corporation, the Lenders listed therein, General Electric Capital Corporation (as Documentation Agent), and Bank of Montreal, Chicago Branch (as Agent) (not taking into account any modification or amendment of such definitions at any time after June 11, 1998 not consented to in writing by holders of the Series B Preferred and irrespective of the termination of such Credit Agreement).

         SECTION 3. VOTING RIGHTS.

         Except as provided herein or otherwise required by law, the voting power of the Corporation shall be vested in the holders of shares of Common Stock, Series A Preferred, Series C Preferred, Series E Preferred, Series F Preferred, and such other series of voting preferred stock as are from time to time designated, and the holders of shares of Series B Preferred and the Series D Preferred shall have no voting power except that with respect to the events described below, the holders of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, Series
F. Preferred, and all other series of voting preferred stock as are from time to time designated to have such voting rights, and the holders of the Corporation's Common Stock shall vote together as one class with one vote per share (in the case of Preferred Stock, subject to adjustments as provided in Section 7 below and if convertible into Common Stock, one vote per share of Common Stock into which such convertible Preferred Stock is then convertible), to the extent such of the following events are otherwise subject to the vote of any holders of capital stock of the Corporation pursuant to the requirements of the Delaware General Corporation Law:

                  [a] any amendment of this Amended and Restated Certificate of Incorporation;

                  [b] a sale of all or substantially all of the assets of the Corporation;

                  [c] the dissolution, liquidation or termination of the Corporation;

                  [d] any acquisition of, or merger of the Corporation with, another corporation or other entity, whether or not the Corporation is a survivor of such transaction;

                  [e] any change in the fundamental nature of the business of the Corporation;

                  [f] any transaction with affiliates, except upon fair and reasonable terms comparable to an arms-length transaction; and

                  [g] any change in the Corporation's capital structure in a manner that dilutes the ownership interest of the holders of Series B Preferred.

         SECTION 4. CERTAIN RESTRICTIONS.

         Whenever dividends payable on the Series B Preferred as provided in
Section 2 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the Series B Preferred outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any such junior stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, except dividends paid ratably on the Series B Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the Series B Preferred or in satisfaction of contractual obligations to do so entered into with the written consent of the holders of a majority of outstanding shares of Series B Preferred, or (D) purchase or otherwise acquire for consideration any shares of the Series B Preferred, or any shares of stock ranking on a parity with the Series B Preferred except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes.

         SECTION 5. REACQUIRED SHARES.

         Any shares of the Series B Preferred which have been converted to Common Stock or have been purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or otherwise in accordance with Delaware General Corporation Law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred unless, prior thereto, the holders of Series B Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment or (B) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, except distributions made ratably on the Series B Preferred and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 7. CONVERSION.

                  [a] Optional Conversion. Subject to the provisions for adjustment hereinafter set forth, each share of the Series B Preferred shall be convertible at any time at the option of the holder thereof, in the manner hereinafter set forth, into one-half (1/2) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] Mandatory Conversion. Subject to the provisions for adjustment set forth in this Section 7, each share of the Series B Preferred shall be convertible at the option of the Board of Directors into one-half (1/2) fully paid and nonassessable share of Common Stock of the Corporation in the event of, and concurrently with the closing of, a public offering of Common Stock of the Corporation at a per share price of at least $12.00 (subject to adjustment for stock splits, stock dividends, reverse stock splits and the like) with gross proceeds to the Corporation of at least $25,000,000 (excluding the effect of any over-allotment option).

                  [c] The number of shares of Common Stock into which each share of the Series B Preferred is convertible shall be adjusted from time to time as follows:

                           [i] In case the Corporation shall at any time or from
                  time to time after the issuance of such share of Series B Preferred declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise), then, and in each such case, the number of shares of Common Stock into which each share of the Series B Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of

                  Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph [c][i] shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           [ii] In case the Corporation at any time or from time
                  to time after the issuance of such share of Series B Preferred shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series B Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph b[ii] shall become effective at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                           [iii] In case the Corporation after the issuance of
                  such share of Series B Preferred shall: (A) issue any options, warrants, or other rights entitling the holder thereof to subscribe for, or purchase, Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Corporation for such options, warrants, or other rights, is less than the then fair market value per share of the Common Stock at the date of such issuance (other than stock options issued in exchange for options to purchase common stock in Faircom Inc. pursuant to the terms of a merger and options to purchase Common Stock issued to management of the Corporation exercisable for up to the lesser of 2,000,000 shares of Common Stock (subject to adjustment pursuant to provisions applicable to the options in the case of stock splits, reverse stock splits and the like) or that number of shares of Common Stock equal to fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock and other equity securities of the Corporation exercisable for the purchase of, or convertible into, Common Stock computed on a fully-diluted basis); (B) issue or sell securities of the Corporation convertible into, or exchangeable for, Common Stock at a price per share which, when added to the amount of consideration received or receivable, from the Corporation for such exchangeable or convertible securities, is less than the then fair market value of a share of Common Stock at the date of such issuance; or (C) issue or sell additional shares of Common Stock for consideration representing less than the then fair market value of the Common Stock at the date of such issuance; then the number of shares of Common Stock into which each share of the Series B Preferred is convertible shall be adjusted so that, thereafter, until further adjusted, the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of

                  Common Stock determined by multiplying (w) the number of shares of Common Stock into which such shares are convertible immediately prior to the occurrence of such event by (x) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of additional shares of Common Stock issuable upon exercise of such options, warrants, or rights, or exchangeable or convertible securities, or the additional number of shares of Common Stock issued at such time, and the denominator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock that either (y) the sum of the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such options, warrants, or rights, or upon conversion or exchange of such convertible securities, and the aggregate amount of consideration, if any, received or receivable by the Corporation for such options, warrants, or rights, or convertible or exchangeable securities, or (z) the aggregate consideration received in connection with the sale of shares of its Common Stock for less than the then fair market value, as the case may be, would purchase at the then fair market value.

                           [iv] In the event that, at any time, or from time to
                  time, after the issuance of such share of the Series B Preferred, the Common Stock issuable upon conversion of the Series B Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then, and in any such event, each holder of Series B Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred could have been converted immediately prior to such recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

                           [v] If at any time, or from time to time after the
                  issuance of such share of the Series B Preferred there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
                  7) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all, or substantially all, of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series B Preferred shall thereafter be entitled to receive upon conversion of the Series B Preferred the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series B Preferred after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 7 shall be applicable after that event and be as nearly equivalent as may be practicable.

                           [vi] Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges which caused an adjustment pursuant to this Section 7 to be made, if any thereof shall not have been exercised, the number of shares of Common Stock into which each share of the Series B Preferred is convertible shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised.

                  [d] If any adjustment in the number of shares of Common Stock into which each share of the Series B Preferred may be converted required pursuant to this Section 7 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the Series B Preferred is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the Series B Preferred is then convertible; provided that any such adjustments carried forward shall be made immediately following receipt of notice from a holder of the intent to convert all or a portion of the Series B Preferred such that upon conversion the holder shall receive such number of shares of Common Stock as such holder is entitled, taking into account all adjustments required by this Section
         7. All calculations under this paragraph [d] shall be made to the nearest one-hundredth of a share.

                  [e] Subject to the limitation in Section 7[h] below, the holder of any shares of the Series B Preferred may convert such shares into shares of Common Stock pursuant to paragraph [a] of this Section 7 by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Preferred to be converted (or if such certificate or certificates cannot be found, an affidavit of lost securities in form and substance acceptable to the Corporation) accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered
         (I) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which the holder of the Series B Preferred so converted shall be entitled and
         (ii) if less than the full number of shares of the Series B Preferred evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series B Preferred to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [g] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [f] The Series B Preferred shall convert to Common Stock of the Corporation pursuant to paragraph [b] of this Section 7 automatically upon notice in writing to the stockholders, including all holders of the Series B Preferred, setting forth the date of such conversion and the material terms of the triggering public offering. As promptly as practicable after such notice, and in any event within five business days after the surrender of certificates for the Series B Preferred (if required by the Board of Directors), the Corporation shall deliver or cause to be delivered to each holder of Series B Preferred certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which such holder of the Series B Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date set forth in such notice of mandatory conversion so that the rights of the holder thereof shall cease with or without surrender of certificates for the Series B Preferred, except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [g] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [g] Upon conversion of any shares of the Series B Preferred pursuant to paragraphs [a] or [b] of this Section 7, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series B Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series B Preferred entitled to receive payment of such dividend.

                  [h] Shares of the Series B Preferred may not be converted after the close of business on the third business day preceding the Redemption Date pursuant to Section 8.

                  [i] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series B Preferred.

                  [j] For purposes of this Section, "fair market value" shall be as determined by the Board of Directors in such manner as they shall deem appropriate in their discretion, unless the holder(s) of more than twenty-five percent (25%) of the outstanding shares of Preferred Stock of the Corporation demand in good faith and in writing that "fair market value" be determined by an appraiser, who shall be mutually acceptable to the Board of Directors and such holders, whose determination shall be binding and whose fees and expenses shall be paid by the Corporation.

         SECTION 8. REDEMPTION.

                  [a] The Corporation may, at the election of its Board of Directors, at any time or from time to time, redeem the whole or part of the Series B Preferred, at the Stated Value, plus an amount equal to all unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of redemption. In case the Corporation shall elect to redeem less than all the Series B Preferred, the Corporation shall select pro rata the shares so to be redeemed, except that if the Board of Directors determines in its reasonable business judgment that to do so by lot would be in the best interests of the Corporation, then the shares so to be redeemed shall be selected by lot in such manner as shall be prescribed by the Board of Directors.

                  [b] Notice of every such redemption shall be mailed, first class postage prepaid, not less than thirty (30) nor more than sixty
         (60) days prior to the date fixed for redemption ("Redemption Date"), to each holder of record of the shares to be redeemed, at his or her address as the same appears on the record of stockholders; but neither failure to mail any such notice to one or more such holders nor any defect in any such notice shall affect the sufficiency of the proceedings for redemptions as to other holders. Each such notice shall state the Redemption Date; the number of shares of Series B Preferred to be redeemed, and, if less than all the shares of Series B Preferred held by such holder are to be redeemed, the manner of selecting by lot the shares to be redeemed; the place or places where such shares are to be surrendered for payment; that dividends on the shares to be redeemed will cease on such Redemption Date; and the effect of such redemption on the right of conversion.

                  [c] Notice having been mailed as aforesaid, from and after the Redemption Date, all dividends on the shares so called for redemption shall cease to accrue, said shares shall no longer be deemed to be outstanding, all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment for the shares, and the right to convert such shares into shares of Common Stock of the Corporation until the close of business on the third business day preceding the Redemption Date, as provided in Section 7) shall cease, and, upon surrender in accordance with said notice of the certificates for any such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require), such shares shall be redeemed by the Corporation in accordance with this Section 8. In connection with the determination of the amount of dividends accruing with respect to any conversion in the period between a notice of redemption and the Redemption Date, on a date which is not a Quarterly Dividend Payment Date, the amount of any such dividends shall be prorated based upon the number of days which have elapsed since the immediately preceding Quarterly Dividend Payment Date (excluding such Quarterly Dividend Payment Date itself)

         SECTION 9. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which the shares of the Series B Preferred are convertible is adjusted as provided in Section 7, the Corporation will (A) promptly compute such adjustment and furnish to each transfer agent for the Series B Preferred a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series B Preferred is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the Series B Preferred a notice stating that the number of shares into which the shares of Series B Preferred are convertible has been adjusted and setting forth the new number of shares into which each share of the Series B Preferred is convertible as a result of such adjustment and when such adjustment will become effective. Notwithstanding the foregoing, the Corporation shall incur no liability for its failure to take any action set forth in this Section 9, nor shall such failure affect the validity, rights or preferences of any shares of the Series B Preferred.

         SECTION 10. RANKING.

         The Series B Preferred shall rank senior to the Common Stock, the Series A Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, and any other series of Preferred Stock of the Corporation hereafter created, as to the payment of dividends and the distribution of assets and rights upon liquidation, dissolution or winding up of the Corporation.

         F. Designation of Series C Convertible Preferred Stock. A series of the Preferred Stock of the corporation is hereby created and authorized, and the designations, amount and stated value of such series of Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are as follows:

         SECTION 1. DESIGNATION, AMOUNT AND STATED VALUE.

         The shares of such series shall be designated as Series C Convertible Preferred (the "Series C Preferred") and the number of shares constituting such series shall be 4,000,000 shares. The stated value of the Series C Preferred shall be $5 per share, the original per share issue price (the "Stated Value").

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         The holders of shares of the Series C Preferred shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for such purpose, cumulative dividends payable quarterly in cash on the first business day of January, April, July and October (each such date being referred to herein as a "Quarterly Dividend Payment Date"), accruing commencing with the date of issue of such shares, on shares of the Series C Preferred at the rate of $.35 per share per annum. No interest shall be paid on accrued but unpaid dividends.

         SECTION 3. VOTING RIGHTS.

         In addition to voting rights required by law or by the Certificate of Incorporation, subject to restrictions contained in this Certificate of Incorporation the holders of Series C Preferred shall be entitled to vote on all matters submitted to a vote of the Corporation's stockholders. Except as otherwise required by law or provided by this Certificate of Incorporation or by the Board of Directors pursuant to Subpart C of this Article FOURTH, the holders of the Series C Preferred shall vote together with the holders of all other series of the Corporation's voting preferred stock and the holders of the Corporation's Common Stock as one class with one vote per share (in the case of Preferred Stock, subject to adjustments as provided in Section 7 below and if convertible into Common Stock, one vote per share of Common Stock into which such convertible Preferred Stock is then convertible) on all matters submitted to a vote of the Corporation's stockholders.

         SECTION 4. CERTAIN RESTRICTIONS.

         Whenever dividends payable on the Series C Preferred as provided in section 2 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the Series C Preferred outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any such junior stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred, except dividends paid ratably on the Series C Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the Series C Preferred or in satisfaction of contractual obligations to do so entered into with the written consent of the holders of a majority of outstanding shares of Series C Preferred (including, without limitation, in satisfaction of the provisions contained in the Stockholders' Agreement), or (D) purchase or otherwise acquire for consideration any shares of the Series C Preferred, or any shares of stock ranking on a parity with the Series C Preferred except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes, or except pursuant to the provisions of the Stockholders' Agreement.

         SECTION 5. REACQUIRED SHARES.

         Any shares of the Series C Preferred which have been converted to Common Stock or have been purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or otherwise in accordance with Delaware General Corporation Law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of the Series C Preferred unless, prior thereto, the holders of the Series B Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (B) to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred unless, prior thereto, the holders of Series C Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (C) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C

Preferred, except distributions made ratably on the Series C Preferred and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 7. OPTIONAL CONVERSION.

         Each share of the Series C Preferred may be converted at any time, at the option of the holder thereof, into shares of Common Stock of the Corporation, on the terms and conditions set forth below in this Section 7:

                  [a] Subject to the provisions for adjustment hereinafter set forth, each share of the Series C Preferred shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] The number of shares of Common Stock into which each share of the Series C Preferred is convertible shall be adjusted from time to time as follows:

                           [i] In case the Corporation shall at any time or from
                  time to time after the issuance of such share of Series C Preferred declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise), then, and in each such case, the number of shares of Common Stock into which each share of the Series C Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph b[i] shall become effective
                  (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or
                  (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           [ii] In case the Corporation at any time or from time
                  to time after the issuance of such share of Series C Preferred shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series C Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph b[ii] shall become effective at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                           [iii] In case the Corporation after the issuance of
                  such share of Series C Preferred shall: (A) issue any options, warrants, or other rights (excluding options to purchase Common Stock issued to management of the Corporation exercisable for up to the lesser of 2,000,000 shares of Common Stock (subject to adjustment pursuant to provisions applicable to the options in the case of stock splits, reverse stock splits and the like) or that number of shares of Common Stock equal to fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock and other equity securities of the Corporation exercisable for the purchase of, or convertible into, Common Stock computed on a fully-diluted basis) entitling the holder thereof to subscribe for, or purchase, Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Corporation for such options, warrants, or other rights, is less than the then fair market value per share of the Common Stock at the date of such issuance: (B) issue or sell securities of the Corporation convertible into, or exchangeable for, Common Stock at a price per share which, when added to the amount of consideration received or receivable, from the Corporation for such exchangeable or convertible securities, is less than the then fair market value of a share of Common Stock at the date of such issuance; or (C) issue or sell additional shares of Common Stock for consideration representing less than the then fair market value of the Common Stock at the date of such issuance; then the number of shares of Common Stock into which each share of the Series C Preferred is convertible shall be adjusted so that, thereafter, until further adjusted, the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (w) the number of shares of Common Stock into which such shares are convertible immediately prior to the occurrence of such event by (x) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of additional shares of Common Stock issuable upon exercise of such options, warrants, or rights, or exchangeable or convertible securities, or the additional number of shares of Common Stock issued at such time, and the denominator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock that either (y) the sum of the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such options, warrants, or rights, or upon conversion or exchange of such convertible securities, and the aggregate amount of consideration, if any, received or receivable by the Corporation for such options, warrants, or rights, or convertible or exchangeable securities, or (z) the aggregate consideration received in connection with the sale of shares of its Common Stock for less than the then fair market value, as the case may be, would purchase at the then fair market value.

                           [iv] In the event that, at any time, or from time to
                  time, after the issuance of such share of the Series C Preferred, the Common Stock issuable upon conversion of the Series C Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then, and in any such event, each holder of Series C Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred could have been converted immediately prior to such recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

                           [v] If at any time, or from time to time after the
                  issuance of such share of the Series C Preferred there is a capital reorganization of the Common Stock other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
                  7) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all, or substantially all, of the Corporations' properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series C Preferred shall thereafter be entitled to receive upon conversion of the Series C Preferred the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series C Preferred after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 7 shall be applicable after that event and be as nearly equivalent as may be practicable.

                           [vi] Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges which caused an adjustment pursuant to this Section 7 to be made, if any thereof shall not have been exercised, the number of shares of Common Stock into which each share of the Series C Preferred is convertible shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised.

                  [c] If any adjustment in the number of shares of Common Stock into which each share of the Series C Preferred may be converted required pursuant to this Section 7 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the Series C Preferred is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the Series C Preferred is then convertible; provided that any such adjustments carried forward shall be made immediately following receipt of notice from a holder of the intent to convert all or a portion of the Series C Preferred such that upon conversion the holder shall receive such number of shares of Common Stock as such holder is entitled, taking into account all adjustments required by this Section
         7. All calculations under this paragraph [c] shall be made to the nearest one-hundredth of a share.

                  [d] The holder of any shares of the Series C Preferred may convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series C Preferred to be converted (or if such certificate or certificates cannot be found, an affidavit of lost securities in form and substance acceptable to the Corporation) accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered
         (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which the holder of the Series C Preferred so converted shall be entitled and
         (ii) if less than the full number of shares of the Series C Preferred evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series C Preferred to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [e] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [e] Upon conversion of any shares of the Series C Preferred, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series C Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series C Preferred entitled to receive payment of such dividend.

                  [f] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series C Preferred.

                  [g] For purposes of this Section, "fair market value" shall be as determined by the Board of Directors in such manner as they shall deem appropriate in their discretion, unless the holder(s) of more than twenty-five percent (25%) of the outstanding shares of Preferred Stock of the Corporation demand in good faith and in writing that "fair market value" be determined by an appraiser who shall be mutually acceptable to the Board of Directors and such holders, whose determination shall be binding and whose fees and expenses shall be paid by the Corporation.

         SECTION 8. MANDATORY CONVERSION.

         Each share of the Series C Preferred shall be converted, at the option of the Board of Directors, into shares of Common Stock of the Corporation, on the terms and conditions set forth below in this Section 8:

                  [a] Subject to the provisions for adjustment set forth in
         Section 7, which shall also apply to conversions pursuant to this
         Section 8, each share of the Series C Preferred shall be convertible at the option of the Board of Directors, under the conditions hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] The Board of Directors of the Corporation may require conversion of all shares of the Series C Preferred into shares of Common Stock upon any of the following events if, and only if, all other outstanding shares of Preferred Stock of the Corporation, other than those which rank senior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred, are concurrently either redeemed or converted:

                           [i] A public offering of equity securities of the
                  Corporation of at least $10,000,000 in gross proceeds;

                           [ii] A private placement of equity securities of the
                  Corporation of at least $25,000,000 in gross proceeds;

                           [iii] A private placement of equity securities of the
                  Corporation of at least $10,000,000 in gross proceeds under circumstances where the investor(s) reasonably believe the conversion of the Series C Preferred is necessary to achieve its (their) investment objectives;

                           [iv] A merger of the Corporation with another
                  corporation or other entity, whether or not the Corporation is a survivor of such transaction whereby as a result the stockholders of the Corporation hold less than 50% of the outstanding capital stock of the surviving entity; or

                           [v] An acquisition of equity securities of the
                  Corporation in one transaction or in a series of related transactions which results in a transfer of majority voting control of the Corporation.

                  [c] The Series C Preferred shall convert to Common Stock of the Corporation automatically upon notice in writing to the stockholders, including all holders of the Series C Preferred, setting forth the date of such conversion and the material terms of the triggering event. As promptly as practicable after such notice, and in any event within five business days after the surrender of certificates for the Series C Preferred (if required by the Board of Directors), the Corporation shall deliver or cause to be delivered to each holder of Series C Preferred certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which such holder of the Series C Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date set forth in such notice of mandatory conversion so that the rights of the holder thereof shall cease with or without surrender of certificates for the Series C Preferred, except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [d] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [d] Upon conversion of the Series C Preferred, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series C Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series C Preferred entitled to receive payment of such dividend.

                  [e] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series C Preferred.

         SECTION 9. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which the shares of the Series C Preferred are convertible is adjusted as provided in Section 7, the Corporation will (A) promptly compute such adjustment and furnish to each transfer agent for the Series C Preferred a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series C Preferred is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the Series C Preferred a notice stating that the number of shares into which the shares of Series C Preferred are convertible has been adjusted and setting forth the new number of shares into which each share of the Series C Preferred is convertible as a result of such adjustment and when such adjustment will become effective. Notwithstanding the foregoing, the Corporation shall incur no liability for its failure to take any action set forth in this Section 9, nor shall such failure affect the validity, rights or preferences of any shares of the Series C Preferred.

         SECTION 10. RANKING.

         The Series C Preferred shall rank senior to the Common Stock and any other series of Preferred Stock of the Corporation hereafter created (except for the Series B Preferred, which shall rank senior to the Series C Preferred, and except for the Series A Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, and any other series of Preferred Stock which the Board of Directors shall establish and designate to rank equal therewith pursuant to Subpart C of this Article FOURTH, with which it shall rank equal), as to the payment of dividends and the distribution of assets and rights upon liquidation, dissolution or winding up of the Corporation.

         SECTION 11. DIRECTORSHIP.

         The holders of the Series C Preferred, as a class, shall be entitled to be represented on the Board of Directors by one Director (the "Series C Director") who, upon nomination by such holders, as a class, will stand for election by voting by the holders of the Preferred Stock entitled to vote for the election of directors (subject to limitations in this Article FOURTH or established by the Board of Directors pursuant to Section C of this Article FOURTH) and holders of Common Stock together, except under circumstances where the number of individuals nominated for election exceeds the number of Directors to be elected. In the event the number of individuals nominated for election exceeds the number of Directors to be elected, then the holders of the Series C Preferred shall have the sole right to vote for, elect and remove the individual nominated by them, as a class, to serve as the Series C Director, and in such event the further right to vote for, elect or remove any of the other Directors who are not to be elected solely by the holders of another class or series of Preferred Stock.. The Series C Director, upon being elected, will serve for the same term and have the same voting powers as other Directors. The right to elect the Series C Director pursuant to the terms hereof shall be exercisable by the holders of a majority of the Series C Preferred at their option upon at least 60 days notice to the Corporation; provided, however, if the Corporation is subject to the reporting requirements of the Securities Exchange Act of 1934, such notice must be provided on or before the date established by the Corporation for the submission of proposals pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934. The Series C Director, if not an employee of the Corporation, shall serve as a member of the Compensation, Audit, and Nominating Committees of the Board of Directors (or any other Committee of the Board performing such functions), which Committees will be composed of at least one Director, in addition to the Series C Director, who is not an employee of the Corporation.

         G. Designation of Series D Convertible Preferred Stock. A series of the Preferred Stock of the corporation is hereby created and authorized, and the designations, amount and stated value of such series of Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are as follows:

         SECTION 1. DESIGNATION, AMOUNT AND STATED VALUE.

         The shares of such series shall be designated as Series D Convertible Preferred (the "Series D Preferred") and the number of shares constituting such series shall be 1,000,000 shares. The stated value of the Series D Preferred shall be $5 per share, the original per share issue price (the "Stated Value").

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         The holders of shares of the Series D Preferred shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for such purpose, cumulative dividends payable quarterly in cash on the first business day of January, April, July and October (each such date being referred to herein as a "Quarterly Dividend Payment Date"), accruing commencing with the date of issue of such shares, on shares of the Series D Preferred at the rate of $.35 per share per annum. No interest shall be paid on accrued but unpaid dividends.

         SECTION 3. VOTING RIGHTS.

         Except as provided herein or otherwise required by law, the voting power of the Corporation shall be vested in the holders of shares of Common Stock, Series A Preferred, Series C Preferred, Series E Preferred, Series F Preferred, and such other series of voting preferred stock as are from time to time designated, and the holders of shares of Series B Preferred and the Series D Preferred shall have no voting power, except that with respect to the events described below, the holders of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, and all other series of voting preferred stock as are from time to time designated to have such voting rights, and the holders of the Corporation's Common Stock shall vote together as one class with one vote per share (in the case of Preferred Stock, subject to adjustments as provided in Section 7 below and if convertible into Common Stock, one vote per share of Common Stock into which such convertible Preferred Stock is then convertible), to the extent such of the following events are otherwise subject to the vote of any holders of capital stock of the Corporation:

                  [a] any amendment of this Amended and Restated Certificate of Incorporation, including the same as it may hereafter be amended or restated, which (i) authorizes, or modifies the rights, preferences or terms of, any security that is or would be senior in any respect to the Series D Preferred, (ii) modifies any of the rights, preferences or terms of the Series D Preferred, or (iii) would otherwise significantly and adversely affect the Series D Preferred.

                  [b] a sale of all or substantially all of the assets of the Corporation;

                  [c] the dissolution, liquidation or termination of the Corporation;

                  [d] any merger of the Corporation with another corporation or entity, whether or not the Corporation is the survivor;

                  [e] any material change in the fundamental nature of the business of the Corporation;

                  [f] any transaction with affiliates, except upon fair and reasonable terms comparable to an arms-length transaction; and

                  [g] any change in the Corporation's capital structure in a manner that dilutes the economic interest of the holders of Series D Preferred.

         At such time as the holders of the Series D Preferred shall have obtained the consent (which does not need to have become final) of the Federal Communications Commission to the exercise by the holders of the Series D Preferred of the voting rights set forth below or at such time as the consent of the Federal Communications Commission is not necessary under applicable law, rule or regulation (in the opinion of counsel acceptable to the Board of Directors), then on the election of a majority of the holders of the Series D Preferred, in addition to voting rights required by law, the holders of Series D Preferred shall be entitled to vote on all matters submitted to a vote of the Corporation's stockholders in accordance with the next sentence. Except as otherwise required by law or this Certificate of Incorporation, the holders of the Series D Preferred and the holders of the Corporation's Common Stock shall vote together as part of the same class and each of the outstanding shares of the Series D Preferred shall have a number of votes per share on a matter equal to the quotient of (a) the lesser of (1) the number of shares of Common Stock into which the outstanding shares of Series D Preferred are then convertible, and (2) the difference between (A) the product of (i) the fraction equal to 0.049 divided by 0.951, multiplied by (ii) the sum of the number of votes entitled to be a cast by the Corporation's Common Stock and any Series of Preferred (other than the Series D Preferred) which votes as a class with the Corporation's Common Stock on such matter minus (B) the number of shares of the Corporation's Common Stock issued pursuant to Section 7[a][i] of this Subarticle G of Article 4 (fully adjusted to reflect the events described in Section 7[c][i] and [ii], divided by
(b) the number of outstanding shares of Series D Preferred. It is the intention of this provision that it should be construed consistently with the limitations to which bank holding companies and foreign banks treated as bank holding companies are subject with respect to the ownership or control of voting securities under the Bank Holding Company Act of 1956, as amended.

         SECTION 4. CERTAIN RESTRICTIONS.

         Whenever dividends payable on the Series D Preferred as provided in section 2 are in arrears,, thereafter and until dividends, including all accrued dividends, on shares of the Series D Preferred outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any such junior stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred, except dividends paid ratably on the Series D Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the Series D Preferred or in satisfaction of contractual obligations to do so entered into with the written consent of the holders of a majority of outstanding shares of Series D Preferred (including, without limitation, in satisfaction of the provisions contained in the Stockholders' Agreement), or (D) purchase or otherwise acquire for consideration any shares of the Series D Preferred, or any shares of stock ranking on a parity with the Series D Preferred except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes or except pursuant to the provisions of the Stockholders' Agreement.

         SECTION 5. REACQUIRED SHARES.

         Any shares of the Series D Preferred which have been converted to Common Stock or have been purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or otherwise in accordance with Delaware General Corporation Law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of the Series D Preferred unless, prior thereto, the holders of the Series B Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (B) to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred unless, prior thereto, the holders of Series D Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (C) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred, except distributions made ratably on the Series D Preferred and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 7. CONVERSION.

                  [a] Optional Conversion. Subject to Section 7[c] and to the provisions for adjustment hereinafter set forth, each share of the Series D Preferred shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] Mandatory Conversion. Subject to the provisions for adjustment set forth in this Section 7, each share of the Series D Preferred shall be convertible at the option of the Board of Directors, under the conditions hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation in the event of, and concurrently with the closing of, a public offering of Common Stock (or Series B Common Stock if required pursuant to clause [c][i] below) of the Corporation at a per share price of at least $12.00 (subject to adjustment for stock splits, stock dividends, reverse stock splits and the like) with gross proceeds to the Corporation of at least $25,000,000 (excluding the effect of any over-allotment option).

                  [c] Shares of Series D Preferred may be converted by a holder pursuant to Section 7[a] or at the option of the Board of Directors pursuant to Section 7[b]only:

                           [i] To acquire shares of Common Stock; provided,
                  however, that to the extent necessary to prevent the holders of Series D Preferred Stock from being in violation of any applicable law or regulation, all shares issuable to such holder on conversion of Series D Preferred, together with all of the shares of Common Stock previously acquired on conversion of Series D Preferred under this provision (fully adjusted to reflect the events described in Section 7[c]), shall, at the time and as a condition of such conversion, be designated Series B Common Stock, which will have all of the characteristics of the Common Stock with the sole exception that the voting rights of such Series B Common Stock shall be subject to the same voting rights limitations as are applicable to the Series D Preferred pursuant to Section 3 above and will be convertible at any time into Common Stock at the option of the holder in the same manner and subject to the same conditions as were applicable to a voluntary conversion of the Series D Preferred set forth in this Section 7; or

                           [ii] In a widely dispersed public distribution of the
                  resulting Common Stock; or

                           [iii] In connection with a private placement in which
                  no one party directly or indirectly acquires the right to purchase in excess of 2% of the Common Stock; or

                           [iv] In an assignment to one or more financial
                  intermediaries (e.g., broker-dealer or investment banker) for the purpose of conducting a widely dispersed distribution of the resulting Common Stock on behalf of the holder; or

                           [v] On effectiveness of an amendment to or repeal of
                  the Bank Holding Company Act of 1956, as amended (including any replacement law, "BHCA"), or the International Banking Act of 1978, as amended ("IBA"), as a result of which a bank holding company (as defined in the BHCA) and a foreign bank with a U.S. branch or agency may acquire the resulting shares of Common Stock without limitation; or

                           [vi] On receipt and finality of an order approving
                  the transaction from the Board of Governors of the Federal Reserve System (including any successor agency responsible for supervision and enforcement under the BHCA or IBA, "FRB") under the BHCA or the IBA.

                  [d] The number of shares of Common Stock into which each share of the Series D Preferred is convertible shall be adjusted from time to time as follows:

                           [i] In case the Corporation shall at any time or from
                  time to time after the issuance of such share of Series D Preferred declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise), then, and in each such case, the number of shares of Common Stock into which each share of the Series D Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph [d][i] shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           [ii] In case the Corporation at any time or from time
                  to time after the issuance of such share of Series D Preferred shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series D Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph d[ii] shall become effective at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                           [iii] In case the Corporation after the issuance of
                  such share of Series D Preferred shall: (A) issue any options, warrants, or other rights (excluding those issued in exchange for options to purchase common stock in Faircom Inc. pursuant to the terms of a merger, and excluding options to purchase Common Stock issued to management of the Corporation exercisable for up to the lesser of 2,000,000 shares of Common Stock (subject to adjustment pursuant to provisions applicable to the options in the case of stock splits, reverse stock splits and the like) or that number of shares of Common Stock equal to fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock and other equity securities of the Corporation exercisable for the purchase of, or convertible into, Common Stock computed on a fully-diluted basis) entitling the holder thereof to subscribe for, or purchase, Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Corporation for such options, warrants, or other rights, is less than the then fair market value per share of the Common Stock at the date of such issuance; (B) issue or sell securities of the Corporation convertible into, or exchangeable for, Common Stock at a price per share which, when added to the amount of consideration received or receivable, from the Corporation for such exchangeable or convertible securities, is less than the then fair market value of a share of Common Stock at the date of such issuance; or (C) issue or sell additional shares of Common Stock for consideration representing less than the then fair market value of the Common Stock at the date of such issuance; then the number of shares of Common Stock into which each share of the Series D Preferred is convertible shall be adjusted so that, thereafter, until further adjusted, the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (w) the number of shares of Common Stock into which such shares are convertible immediately prior to the occurrence of such event by (x) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of additional shares of Common Stock issuable upon exercise of such options, warrants, or rights, or exchangeable or convertible securities, or the additional number of shares of Common Stock issued at such time, and the denominator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock that either (y) the sum of the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such options, warrants, or rights, or upon conversion or exchange of such convertible securities, and the aggregate amount of consideration, if any, received or receivable by the Corporation for such options, warrants, or rights, or convertible or exchangeable securities, or (z) the aggregate consideration received in connection with the sale of shares of its Common Stock for less than the then fair market value, as the case may be, would purchase at the then fair market value.

                           [iv] In the event that, at any time, or from time to
                  time, after the issuance of such share of the Series D Preferred, the Common Stock issuable upon conversion of the Series D Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then, and in any such event, each holder of Series D Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series D Preferred could have been converted immediately prior to such recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

                           [v] If at any time, or from time to time after the
                  issuance of such share of the Series D Preferred, there is a capital reorganization of the Common Stock other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
                  7) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all, or substantially all, of the Corporations' properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series D Preferred shall thereafter be entitled to receive upon conversion of the Series D Preferred the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series D Preferred after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 7 shall be applicable after that event and be as nearly equivalent as may be practicable.

                           [vi] Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges which caused an adjustment pursuant to this Section 7 to be made, if any thereof shall not have been exercised, the number of shares of Common Stock into which each share of the Series D Preferred is convertible shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised.

                  [e] If any adjustment in the number of shares of Common Stock into which each share of the Series D Preferred may be converted required pursuant to this Section 7 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the Series D Preferred is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the Series D Preferred is then convertible; provided that any such adjustments carried forward shall be made immediately following receipt of notice from a holder of the intent to convert all or a portion of the Series D Preferred such that upon conversion the holder shall receive such number of shares of Common Stock as such holder is entitled, taking into account all adjustments required by this Section
         7. All calculations under this paragraph [e] shall be made to the nearest one-hundredth of a share.

                  [f] Subject to the limitation in Section 7[i] below, the holder of any shares of the Series D Preferred may convert such shares into shares of Common Stock pursuant to paragraph [a] of this Section 7 by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series D Preferred to be converted (or if such certificate or certificates cannot be found, an affidavit of lost securities in form and substance acceptable to the Corporation) accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered
         (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which the holder of the Series D Preferred so converted shall be entitled and
         (ii) if less than the full number of shares of the Series D Preferred evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series D Preferred to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [h] below,, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [g] The Series D Preferred shall convert to Common Stock of the Corporation pursuant to paragraph [b] of this Section 7 automatically upon notice in writing to the stockholders, including all holders of the Series D Preferred, setting forth the date of such conversion and the material terms of the triggering public offering. As promptly as practicable after such notice, and in any event within five business days after the surrender of certificates for the Series D Preferred (if required by the Board of Directors), the Corporation shall deliver or cause to be delivered to each holder of Series D Preferred certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which such holder of the Series D Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date set forth in such notice of mandatory conversion so that the rights of the holder thereof shall cease with or without surrender of certificates for the Series D Preferred, except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [h] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [h] Upon conversion of any shares of the Series D Preferred pursuant to paragraph [a] or [b] of this Section 7, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series D Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series D Preferred entitled to receive payment of such dividend.

                  [i] Shares of the Series D Preferred may not be converted after the close of business on the third business day preceding the Redemption Date pursuant to Section 8.

                  [j] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series D Preferred.

                  [k] For purposes of this Section, "fair market value" shall be as determined by the Board of Directors in such manner as they shall deem appropriate in their discretion, unless the holder(s) of more than twenty-five percent (25%) of the outstanding shares of Preferred Stock of the Corporation demand in good faith and in writing that "fair market value" be determined by an appraiser, who shall be mutually acceptable to the Board of Directors and such holders, whose determination shall be binding and whose fees and expenses shall be paid by the Corporation.

         SECTION 8. REDEMPTION.

                  [a] The Corporation may, at the election of its Board of Directors, at any time or from time to time, redeem the whole or part of the Series D Preferred, at the Stated Value, plus an amount equal to all unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of redemption. In case the Corporation shall elect to redeem less than all the Series D Preferred, the Corporation shall select pro rata the shares so to be redeemed, except that if the Board of Directors determines in its reasonable business judgment that to do so by lot would be in the best interests of the Corporation, then the shares so to be redeemed shall be selected by lot in such manner as shall be prescribed by the Board of Directors.

                  [b] Notice of every such redemption shall be mailed, first class postage prepaid, not less than thirty (30) nor more than sixty
         (60) days prior to the date fixed for redemption ("Redemption Date"), to each holder of record of the shares to be redeemed, at his or her address as the same appears on the record of stockholders; but neither failure to mail any such notice to one or more such holders nor any defect in any such notice shall affect the sufficiency of the proceedings for redemptions as to other holders. Each such notice shall state the Redemption Date; the number of shares of Series D Preferred to be redeemed, and, if less than all the shares of Series D Preferred held by such holder are to be redeemed, the manner of selecting by lot the shares to be redeemed; the place or places where such shares are to be surrendered for payment; that dividends on the shares to be redeemed will cease on such Redemption Date; and the effect of such redemption on the right of conversion.

                  [c] Notice having been mailed as aforesaid, from and after the Redemption Date, all dividends on the shares so called for redemption shall cease to accrue, said shares shall no longer be deemed to be outstanding, all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment for the shares, the right to receive declared dividends pursuant to Section 7[g] above, and the right to convert such shares into shares of Common Stock of the Corporation until the close of business on the third business day preceding the Redemption Date, as provided in Section 7) shall cease, and, upon surrender in accordance with said notice of the certificates for any such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require), such shares shall be redeemed by the Corporation in accordance with this Section 8. In connection with the determination of the amount of dividends accruing with respect to any conversion in the period between a notice of redemption and the Redemption Date, on a date which is not a Quarterly Dividend Payment Date, the amount of any such dividends shall be prorated based upon the number of days which have elapsed since the immediately preceding Quarterly Dividend Payment Date (excluding such Quarterly Dividend Payment Date itself).

         SECTION 9. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which the shares of the Series D Preferred are convertible is adjusted as provided in Section 7, the Corporation will (A) promptly compute such adjustment and furnish to each transfer agent for the Series D Preferred a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series D Preferred is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the Series D Preferred a notice stating that the number of shares into which the shares of Series D Preferred are convertible has been adjusted and setting forth the new number of shares into which each share of the Series D Preferred is convertible as a result of such adjustment and when such adjustment will become effective. Notwithstanding the foregoing, the Corporation shall incur no liability for its failure to take any action set forth in this Section 9, nor shall such failure affect the validity, rights or preferences of any shares of the Series D Preferred.

         SECTION 10. RANKING.

         The Series D Preferred shall rank senior to the Common Stock and any other series of Preferred Stock of the Corporation hereafter created (except for the Series B Preferred, which shall rank senior to the Series D Preferred, and except for the Series A Preferred, the Series C Preferred, the Series E Preferred, the Series F Preferred, and any other series of Preferred Stock which the Board of Directors shall establish and designate to rank equal therewith pursuant to Subpart C of this Article FOURTH, with which it shall rank equal), as to the payment of dividends and the distribution of assets and rights upon liquidation, dissolution or winding up of the Corporation.

         H. Designation of Series E Convertible Preferred Stock. A series of the Preferred Stock of the Corporation is hereby created and authorized, and the designations, amount and stated value of such series of Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are as follows:

         SECTION 1. DESIGNATION, AMOUNT AND STATED VALUE.

         The shares of such series shall be designated as "Series E Convertible Preferred Stock" (the "Series E Preferred") and the number of shares constituting such series shall be 5,000,000 shares. The stated value of the Series E Preferred shall be $5 per share, the original per share issue price (the "Stated Value") .

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         The holders of shares of the Series E Preferred shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for such purpose, cumulative dividends payable quarterly in cash on the first business day of January, April, July and October (each such date being referred to herein as a "Quarterly Dividend Payment Date"), accruing commencing with the date of issue of such shares, on shares of the Series E Preferred at the rate of $.35 per share per annum. No interest shall be paid on accrued but unpaid dividends.

         SECTION 3. VOTING RIGHTS.

         In addition to voting rights required by law or by this Amended Certificate of Incorporation, as amended or restated from time to time (the "Certificate of Incorporation"), subject to restrictions contained in this Certificate of Incorporation the holders of Series E Preferred shall be entitled to vote on all matters submitted to a vote of the Corporation's stockholders. Except as otherwise required by law or provided by this Certificate of Incorporation or by the Board of Directors pursuant to Subpart C of this Article FOURTH, the holders of the Series E Preferred shall vote together with the holders of all other series of the Corporation's voting preferred stock and the holders of the Corporation's Common Stock as one class with one vote per share (in the case of Preferred Stock, subject to adjustments as provided in Section 7 below and if convertible into Common Stock, one vote per share of Common Stock into which such convertible Preferred Stock is then convertible) on all matters submitted to a vote of the Corporation's stockholders.

         SECTION 4. CERTAIN RESTRICTIONS.

         Whenever dividends payable on the Series E Preferred as provided in
Section 2 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the Series E Preferred outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any such junior stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Preferred, except dividends paid ratably on the Series E Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the Series E Preferred or in satisfaction of contractual obligations to do so entered into with the written consent of the holders of a majority of aggregate outstanding shares of Series A Preferred and Series E Preferred outstanding as of the date of the creation of such contractual obligations (including, without limitation, in satisfaction of the provisions contained in the Stockholders' Agreement), or (D) purchase or otherwise acquire for consideration any shares of the Series E Preferred or any shares of stock ranking on a parity with the Series E Preferred except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes or except pursuant to the provisions of the Stockholders' Agreement.

         SECTION 5. REACQUIRED SHARES.

         Any shares of the Series E Preferred which have been converted to Common Stock or have been purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or otherwise in accordance with Delaware General Corporation Law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of the Series E Preferred unless, prior thereto, the holders of the Series B Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (B) to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E Preferred unless, prior thereto, the holders of Series E Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (C) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Preferred, except distributions made ratably on the Series E Preferred and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 7. OPTIONAL CONVERSION.

         Each share of the Series E Preferred may be converted at any time, at the option of the holder thereof, into shares of Common Stock of the Corporation, on the terms and conditions set forth below in this Section 7:

                  [a] Subject to the provisions for adjustment hereinafter set forth, each share of the Series E Preferred shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] The number of shares of Common Stock into which each share of the Series E Preferred is convertible shall be adjusted from time to time as follows:

                           [i] In case the Corporation shall at any time or from
                  time to time after the issuance of such share of Series E Preferred declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise), then, and in each such case, the number of shares of Common Stock into which each share of the Series E Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph [b][i] shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           [ii] In case the Corporation at any time or from time
                  to time after the issuance of such share of Series E Preferred shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series E Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph b(ii] shall become effective at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                           [iii] In case the Corporation after the issuance of
                  such share of Series E Preferred shall: (A) issue any options, warrants, or other rights (excluding those issued in exchange for options to purchase common stock in Faircom Inc. pursuant to the terms of a merger, and excluding options to purchase Common Stock issued to management of the Corporation exercisable for up to the lesser of 2,000,000 shares of Common Stock (subject to adjustment pursuant to provisions applicable to the options in the case of stock splits, reverse stock splits and the like) or that number of shares of Common Stock equal to fifteen percent (15%) of the equity aggregate number of outstanding shares of Common Stock and other securities of the Corporation exercisable for the purchase of, or convertible into, Common Stock, computed on a fully-diluted basis) entitling the holder thereof to subscribe for, or purchase, Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Corporation for such options, warrants, or other rights, is less than the then fair market value per share of the Common Stock at the date of such issuance; (B) issue or sell securities of the Corporation convertible into, or exchangeable for, Common Stock at a price per share which, when added to the amount of consideration received or receivable, from the Corporation for such exchangeable or convertible securities, is less than the then fair market value of a share of Common Stock at the date of such issuance; or (C) issue or sell additional shares of Common Stock for consideration representing less than the then fair market value of the Common Stock at the date of such issuance; then the number of shares of Common Stock into which each share of the Series E Preferred is convertible shall be adjusted so that, thereafter, until further adjusted, the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (w) the number of shares of Common Stock into which such shares are convertible immediately prior to the occurrence of such event by (x) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of additional shares of Common Stock issuable upon exercise of such options, warrants, or rights, or exchangeable or convertible securities, or the additional number of shares of Common Stock issued at such time, and the denominator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock that either (y) the sum of the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such options, warrants, or rights, or upon conversion or exchange of such convertible securities, and the aggregate amount of consideration, if any, received or receivable by the Corporation for such options, warrants, or rights, or convertible or exchangeable securities, or (z) the aggregate consideration received in connection with the sale of shares of its Common Stock for less than the then fair market value, as the case may be, would purchase at the then fair market value.

                           [iv] In the event that, at any time, or from time to
                  time, after the issuance of such share of the Series E Preferred, the Common Stock issuable upon conversion of the Series E Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then, and in any such event, each holder of Series E Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series E Preferred could have been converted immediately prior to such recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

                           [v] If at any time, or from time to time after the
                  issuance of such share of the Series E Preferred there is a capital reorganization of the Common Stock other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
                  7) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all, or substantially all, of the Corporations' properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series E Preferred shall thereafter be entitled to receive upon conversion of the Series E Preferred the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series E Preferred after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 7 shall be applicable after that event and be as nearly equivalent as may be practicable.

                           [vi] Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges which caused an adjustment pursuant to this Section 7 to be made, if any thereof shall not have been exercised, the number of shares of Common Stock into which each share of the Series E Preferred is convertible shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of

                  Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised.

                  [c] If any adjustment in the number of shares of Common Stock into which each share of the Series E Preferred may be converted required pursuant to this Section 7 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the Series E Preferred is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the Series E Preferred is then convertible; provided that any such adjustments carried forward shall be made immediately following receipt of notice from a holder of the intent to convert all or a portion of the Series B Preferred such that upon conversion the holder shall receive such number of shares of Common Stock as such holder is entitled, taking into account all adjustments required by this Section
         7. All calculations under this paragraph [c] shall be made to the nearest one-hundredth of a share.

                  [d] The holder of any shares of the Series E Preferred may convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series E Preferred to be converted (or if such certificate or certificates cannot be found, an affidavit of lost securities in form and substance acceptable to the Corporation) accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered
         (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which the holder of the Series E Preferred so converted shall be entitled and
         (ii) if less than the full number of shares of the Series E Preferred evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series E Preferred to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [e] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [e] Upon conversion of any shares of the Series E Preferred, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series E Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series E Preferred entitled to receive payment of such dividend.

                  [f] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series E Preferred.

                  [g] For purposes of this Section, "fair market value" shall be as determined by the Board of Directors in such manner as they shall deem appropriate in their discretion, unless the holder(s) of more than twenty-five percent (25%) of the outstanding shares of Preferred Stock of the Corporation demand in good faith and in writing that "fair market value" be determined by an appraiser, who shall be mutually acceptable to the Board of Directors and such holders, whose determination shall be binding and whose fees and expenses shall be paid by the Corporation.

         SECTION 8. MANDATORY CONVERSION.

         Each share of the Series E Preferred shall be converted, at the option of the Board of Directors, into shares of Common Stock of the Corporation, on the terms and conditions set forth below in this Section 8:

                  [a] Subject to the provisions for adjustment set forth in
         Section 7, which shall also apply to conversions pursuant to this
         Section 8, each share of the Series E Preferred shall be convertible at the option of the Board of Directors, under the conditions hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] The Board of Directors of the Corporation may require conversion of all shares of the Series E Preferred into shares of Common Stock in preparation for or upon any of the following:

                           [i] A public offering of equity securities of the
                  Corporation of at least $10,000,000 in gross proceeds;

                           [ii] A private placement of equity securities of the
                  Corporation of at least $25,000,000 in gross proceeds;

                           [iii] A private placement of equity securities of the
                  Corporation of at least $10,000,000 in gross proceeds under circumstances where the investor(s) reasonably believe the conversion of the Series E Preferred is necessary to achieve its (their) investment objectives;

                           [iv] A merger of the Corporation with another
                  corporation or other entity, whether or not the Corporation is a survivor of such transaction whereby as a result the stockholders of the Corporation hold less than 50% of the outstanding capital stock of the surviving entity; or

                           [v] An acquisition of equity securities of the
                  Corporation in one transaction or in a series of related transactions which results in a transfer of majority voting control of the Corporation.

                  [c] The Series E Preferred shall convert to Common Stock of the Corporation automatically upon notice in writing to the stockholders, including all holders of the Series E Preferred, setting forth the date of such conversion and the material terms of the triggering event. As promptly as practicable after such notice, and in any event within five business days after the surrender of certificates for the Series E Preferred (if required by the Board of Directors), the Corporation shall deliver or cause to be delivered to each holder of Series E Preferred certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which such holder of the Series E Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date set forth in such notice of mandatory conversion so that the rights of the holder thereof shall cease with or without surrender of certificates for the Series E Preferred, except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [d] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [d] Upon conversion of the Series E Preferred, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, including any dividends on such shares of the Series E Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series E Preferred entitled to receive payment of such dividend.

                  [e] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series E Preferred.

         SECTION 9. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which the shares of the Series E Preferred are convertible is adjusted as provided in Section 7, the Corporation will (A) promptly compute such adjustment and furnish to each transfer agent for the Series E Preferred a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series E Preferred is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the Series E Preferred a notice stating that the number of shares into which the shares of Series E Preferred are convertible has been adjusted and setting forth the new number of shares into which each share of the Series E Preferred is convertible as a result of such adjustment and when such adjustment will become effective. Notwithstanding the foregoing, the Corporation shall incur no liability for its failure to take any action set forth in this Section 9, nor shall such failure affect the validity, rights or preferences of any shares of the Series E Preferred.

         SECTION 10. RANKING.

         The Series E Preferred shall rank senior to the Common Stock and any other series of Preferred Stock of the Corporation hereafter created (except for the Series B Preferred, which shall rank senior to the Series E Preferred, and except for the Series A Preferred, the Series C Preferred, the Series D Preferred, the Series F Preferred, and any other series of Preferred Stock which the Board of Directors shall establish and designate to rank equal therewith pursuant to Subpart C of this Article FOURTH, with which it shall rank equal), as to the payment of dividends and the distribution of assets and rights upon liquidation, dissolution or winding up of the Corporation.

         I. Designation of Series F Convertible Preferred Stock. A series of the Preferred Stock of the Corporation is hereby created and authorized, and the designations, amount and stated value of such series of Preferred Stock and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are as follows:

         SECTION 1. DESIGNATION, AMOUNT AND STATED VALUE.

         The shares of such series shall be designated as Series F Convertible Preferred (the "Series F Preferred") and the number of shares constituting such series shall be 4,100,000 shares. The stated value of the Series F Preferred shall be $5 per share, the original per share issue price (the "Stated Value").

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

         The holders of shares of the Series F Preferred shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for such purpose, cumulative dividends payable quarterly in cash on the first business day of January, April, July and October (each such date being referred to herein as a "Quarterly Dividend Payment Date"), accruing commencing with the date of issue of such shares, on shares of the Series F Preferred at the rate of $.50 per share per annum; provided, however, that if and to the extent that the holder of a share of the Series F Preferred does not receive a cash dividend on any given Quarterly Dividend Payment Date in full payment of the accrued and unpaid dividend on such share of the Series F Preferred or any previously cumulated dividend on such share for the period ending on such Quarterly Dividend Payment Date and beginning on the immediately preceding Quarterly Dividend Payment Date (or, if such share was first issued during such period, beginning on the date of such issuance), such unpaid portion of such dividend shall be cumulative and shall itself accrue, whether or not declared and whether or not the Corporation has at the time funds legally available for such purpose, from and after such date, until the date so paid in full, dividends on a daily basis at a rate of 10% per annum, compounded quarterly. No interest shall be paid on accrued but unpaid dividends.

         SECTION 3. VOTING RIGHTS.

         In addition to voting rights required by law or by this Amended Certificate of Incorporation, as amended or restated from time to time (the "Certificate of Incorporation"), subject to restrictions contained in this Certificate of Incorporation the holders of Series F Preferred shall be entitled to vote on all matters submitted to a vote of the Corporation's stockholders. Except as otherwise required by law or provided by this Certificate of Incorporation or by the Board of Directors pursuant to Subpart C of this Article FOURTH, the holders of the Series F Preferred, shall vote together with the holders of all other series of the Corporation's voting preferred stock and the holders of the Corporation's Common Stock as one class with one vote per share (in the case of Preferred Stock, subject to adjustments as provided in Section 7 below and if convertible into Common Stock, one vote per share of Common Stock into which such convertible Preferred Stock is then convertible) on all matters submitted to a vote of the Corporation's stockholders. Further, this Certificate of Incorporation may not be amended to change the liquidation preference, conversion rate, dividend rate or voting, put or redemption rights of any series of the Corporation's Preferred Stock without the approval of the holders of a majority of the outstanding shares of the Series F Preferred, voting as a separate class.

         SECTION 4. CERTAIN RESTRICTIONS.

         Whenever dividends payable on the Series F Preferred as provided in
Section 2 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the Series F Preferred outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any such junior stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred, except dividends paid ratably on the Series F Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the Series F Preferred or in satisfaction of contractual obligations to do so entered into with the written consent of the holders of a majority of outstanding shares of Series F Preferred (including, without limitation, in satisfaction of the provisions contained in the Stockholders' Agreement), or (D) purchase or otherwise acquire for consideration any shares of the Series F Preferred, or any shares of stock ranking on a parity with the Series F Preferred except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors (including the Series F Directors voting as part of the majority), after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall unanimously determine in good faith will result in fair and equitable treatment among the respective series of classes or except pursuant to the provisions of the Stockholders' Agreement.

         SECTION 5. REACQUIRED SHARES.

         Any shares of the Series F Preferred which have been converted to Common Stock or have been purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or otherwise in accordance with Delaware General Corporation Law.

         SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

         Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of the Series F Preferred unless, prior thereto, the holders of the Series B Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (B) to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred unless, prior thereto, the holders of Series F Preferred shall have received the Stated Value per share, plus an amount equal to unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment, or (C) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred, except distributions made ratably on the Series F Preferred and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         SECTION 7. CONVERSION.

                  [a] Optional Conversion. Subject to the provisions for adjustment hereinafter set forth, each share of the Series F Preferred shall be convertible at any time at the option of the holder thereof, in the manner hereinafter set forth, into one (1) fully paid and nonassessable share of Common Stock of the Corporation.

                  [b] Mandatory Conversion. Subject to the provisions for adjustment set forth in this Section 7, each share of the Series F Preferred shall be convertible at the option of the Board of Directors into one (1) fully paid and nonassessable share of Common Stock of the Corporation in the event of, and concurrently with the closing of, a public offering of Common Stock of the Corporation at a per share price of at least $12.00 (subject to adjustment for stock splits, stock dividends, reverse stock splits and the like) with gross proceeds to the Corporation of at least $25,000,000 (excluding the effect of any over-allotment option).

                  [c] The number of shares of Common Stock into which each share of the Series F Preferred is convertible shall be adjusted from time to time as follows:

                           [i] In case the Corporation shall at any time or from
                  time to time after the issuance of such share of Series F Preferred declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise), then, and in each such case, the number of shares of Common Stock into which each share of the Series F Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of

                  Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph [c][i] shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           [ii] In case the Corporation at any time or from time
                  to time after the issuance of such share of Series F Preferred shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series F Preferred is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph b[ii] shall become effective at the close of business on the date immediately prior to the day upon which such corporate action becomes effective.

                           [iii] In case the Corporation after the issuance of
                  such share of Series F Preferred shall: (A) issue any options, warrants, or other rights (excluding those issued in exchange for options to purchase common stock in Faircom Inc. pursuant to the terms of a merger, and excluding options to purchase Common Stock issued to management of the Corporation exercisable for up to the lesser of 2,000,000 shares of Common Stock (subject to adjustment pursuant to provisions applicable to the options in the case of stock splits, reverse stock splits and the like) or that number of shares of Common Stock equal to fifteen percent (15%) of the aggregate number of outstanding shares of Common Stock and other equity securities of the Corporation exercisable for the purchase of, or convertible into, Common Stock, computed on a fully-diluted basis) entitling the holder thereof to subscribe for, or purchase, Common Stock at a price per share which, when added to the amount of consideration received or receivable by the Corporation for such options, warrants, or other rights, is less than the then fair market value per share of the Common Stock at the date of such issuance; (B) issue or sell securities of the Corporation convertible into, or exchangeable for, Common Stock at a price per share which, when added to the amount of consideration received or receivable, from the Corporation for such exchangeable or convertible securities, is less than the then fair market value of a share of Common Stock at the date of such issuance; or (C) issue or sell additional shares of Common Stock for consideration representing less than the then fair market value of the Common Stock at the date of such issuance; then the number of shares of Common Stock into which each share of the Series F Preferred is convertible shall be adjusted so that, thereafter, until further adjusted, the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common

                  Stock determined by multiplying (w) the number of shares of Common Stock into which such shares are convertible immediately prior to the occurrence of such event by (x) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of additional shares of Common Stock issuable upon exercise of such options, warrants, or rights, or exchangeable or convertible securities, or the additional number of shares of Common Stock issued at such time, and the denominator of which shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock that either (y) the sum of the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such options, warrants, or rights, or upon conversion or exchange of such convertible securities, and the aggregate amount of consideration, if any, received or receivable by the Corporation for such options, warrants, or rights, or convertible or exchangeable securities, or (z) the aggregate consideration received in connection with the sale of shares of its Common Stock for less than the then fair market value, as the case may be, would purchase at the then fair market value.

                           [iv] In the event that, at any time, or from time to
                  time, after the issuance of such share of the Series F Preferred, the Common Stock issuable upon conversion of the Series F Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend, or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then, and in any such event, each holder of Series F Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series F Preferred could have been converted immediately prior to such recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

                           [v] If at any time, or from time to time after the
                  issuance of such share of the Series F Preferred, there is a capital reorganization of the Common Stock other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section
                  7) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all, or substantially all, of the Corporations' properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series F Preferred shall thereafter be entitled to receive upon conversion of the Series F Preferred the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series F Preferred after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 7 shall be applicable after that event and be as nearly equivalent as may be practicable.

                           [vi] Upon the expiration of any rights, options,
                  warrants or conversion or exchange privileges which caused an adjustment pursuant to this Section 7 to be made, if any thereof shall not have been exercised, the number of shares of Common Stock into which each share of the Series F Preferred is convertible shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised.

                  [d] If any adjustment in the number of shares of Common Stock into which each share of the Series F Preferred may be converted required pursuant to this Section 7 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the Series F Preferred is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the Series F Preferred is then convertible; provided that any such adjustments carried forward shall be made immediately following receipt of notice from a holder of the intent to convert all or a portion of the Series F Preferred such that upon conversion the holder shall receive such number of shares of Common Stock as such holder is entitled, taking into account all adjustments required by this Section
         7. All calculations under this paragraph [d] shall be made to the nearest one-hundredth of a share.

                  [e] Subject to the limitation in Section 7[h] below, the holder of any shares of the Series F Preferred may convert such shares into shares of Common Stock pursuant to paragraph [a] of this Section 7 by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series F Preferred to be converted (or if such certificate or certificates cannot be found, an affidavit of lost securities in form and substance acceptable to the Corporation) accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered
         (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which the holder of the Series F Preferred so converted shall be entitled and
         (ii) if less than the full number of shares of the Series F Preferred evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the Series F Preferred to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [g] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [f] The Series F Preferred shall convert to Common Stock of the Corporation pursuant to paragraph [b] of this Section 7 automatically upon notice in writing to the stockholders, including all holders of the Series F Preferred, setting forth the date of such conversion and the material terms of the triggering public offering. As promptly as practicable after such notice, and in any event within five business days after the surrender of certificates for the Series F Preferred (if required by the Board of Directors), the Corporation shall deliver or cause to be delivered to each holder of Series F Preferred certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock of the Corporation to which such holder of the Series F Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date set forth in such notice of mandatory conversion so that the rights of the holder thereof shall cease with or without surrender of certificates for the Series F Preferred, except for the right to receive Common Stock of the Corporation in accordance herewith and any accumulated, accrued or unpaid dividends pursuant to paragraph [g] below, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

                  [g] Upon conversion of any shares of the Series F Preferred pursuant to paragraph [a] or [b] of this Section 7, the holder thereof shall be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted (whether or not declared or otherwise payable as of such date of conversion), including any dividends on such shares of the Series F Preferred declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series F Preferred entitled to receive payment of such dividend.

                  [h] Shares of the Series F Preferred may not be converted after the close of business on the third business day preceding the Redemption Date pursuant to Section 8.

                  [i] The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the Series F Preferred.

                  [j] For purposes of this Section, "fair market value" shall be as determined by the Board of Directors in such manner as they shall deem appropriate in their discretion, unless the holder(s) of more than twenty-five percent (25%) of the outstanding shares of Preferred Stock of the Corporation demand in good faith and in writing that "fair market value" be determined by an appraiser, who shall be mutually acceptable to the Board of Directors and such holders, whose determination shall be binding and whose fees and expenses shall be paid by the Corporation.

         SECTION 8. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which the shares of the Series F Preferred are convertible is adjusted as provided in Section 7, the Corporation will (A) promptly compute such adjustment and furnish to each transfer agent for the Series F Preferred a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series F Preferred is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the Series F Preferred a notice stating that the number of shares into which the shares of Series F Preferred are convertible has been adjusted and setting forth the new number of shares into which each share of the Series F Preferred is convertible as a result of such adjustment and when such adjustment will become effective. Notwithstanding the foregoing, the Corporation shall incur no liability for its failure to take any action set forth in this Section 8, nor shall such failure affect the validity, rights or preferences of any shares of the Series F Preferred.

         SECTION 9. RANKING.

         The Series F Preferred shall rank senior to the Common Stock and any other series of Preferred Stock of the Corporation hereafter created (except for the Series B Preferred, which shall rank senior to the Series F Preferred, and except for the Series A Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, and any other series of Preferred Stock which the Board of Directors shall establish and designate to rank equal therewith pursuant to Subpart C of this Article FOURTH, with which it shall rank equal), as to the payment of dividends and the distribution of assets and rights upon liquidation, dissolution or winding up of the Corporation.

         SECTION 10. DIRECTORSHIPS.

         The holders of the Series F Preferred, as a class, shall be entitled to be represented on the Board of Directors by two Directors (the "Series F Directors") who, upon nomination by such holders, as a class, will stand for election by voting by the holders of the Preferred Stock (subject to limitations in this Article FOURTH or established by the Board of Directors pursuant to Section C of this Article FOURTH) and holders of Common Stock together, except under circumstances where the number of individuals nominated for election exceeds the number of Directors to be elected. In the event the number of individuals nominated for election exceeds the number of Directors to be elected, then the holders of the Series F Preferred shall have the sole right to vote for, elect and remove the individuals nominated by them, as a class, to serve as the Series F Directors, and in such event the further right to vote for, elect or remove any of the other Directors who are not to be elected solely by the holders of another class or series of Preferred Stock. The Series F Directors, upon being elected, will serve for the same term and have the same voting powers as other Directors. The right to elect the Series F Directors pursuant to the terms hereof shall be exercisable by the holders of a majority of the Series F Preferred at their option upon at least 60 days notice to the Corporation; provided, however, if the Corporation is subject to the reporting requirements of the Securities Exchange Act of 1934, such notice must be provided on or before the date established by the Corporation for the submission of proposals pursuant to the proxy rules promulgated under the Securities Act of 1934. One of the Series F Directors shall serve as a member of the Compensation Committee and the other shall serve as a member of the Audit and Nominating Committees of the Board of Directors (or such other Committees of the Board performing such functions), which Committees will be composed of at least one Director, in addition to the Series F Director, who is not an employee of the Corporation.

         FIFTH: Incorporator. The name and mailing address of the incorporator is Terry Jacobs, 50 East RiverCenter Boulevard, Covington, Kentucky 41011, whose powers as incorporator have ceased by virtue of the election of the Board of Directors.

         SIXTH: Elimination of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this Article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         SEVENTH: Right to Indemnification.

         A. Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party, or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The Corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

         B. Prepayment of Expenses. The Corporation shall pay the expenses of directors and executive officers of the Corporation, and may pay the expenses of all other officers, employees or agents of the Corporation, incurred in defending any proceeding, in advance of its final disposition, provided, however, that the payment of expenses incurred by a director, officer, employee or agent in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director, officer, employee or agent to repay all amounts advanced if it should be ultimately determined that the director, officer, employee or agent is not entitled to be indemnified under this Article SEVENTH or otherwise.

         C. Claims. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

         D. Non-Exclusivity of Rights. The rights conferred on any person by this Article SEVENTH shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         E. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, enterprise or nonprofit entity, shall be reduced by any amount such person may collect as indemnification from such other Corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

         F. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article SEVENTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         EIGHTH: Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal bylaws of the Corporation.

                                     *******

         The Corporation further certifies:

         II. That at a meeting of the Board of Directors of Regent Communications, Inc. resolutions were duly adopted setting forth the foregoing Amended and Restated Certificate of Incorporation, declaring adoption of the same to be advisable and submitting it to the shareholders of said corporation for approval.

         III. That thereafter, pursuant to resolution of its Board of Directors, consents of the stockholders of the corporation were executed, in accordance with Section 228 of the General Corporation Law of the State of Delaware, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Section 228 of the General Corporation Law of the State of Delaware, written notice has been given to stockholders who have not consented in writing.

         IV. That said amendment was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.


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
         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Terry S. Jacobs, its Chairman, and William L. Stakelin, its Secretary, this 11th day of, June 1998.

                                             By:
                                                 ------------------------------
                                                   Terry S. Jacobs, Chairman

                                             ATTEST:

                                             -----------------------------------
                                             William L. Stakelin, Secretary


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